UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2022

CEDAR FAIR, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	1-9444	34-1560655
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Cedar Point Drive, Sandusky, Ohio	44870-5259
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 626-0830

N. A.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Depositary Units (Representing Limited Partner Interests)	FUN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 27, 2022, California’s Great America LLC (the “Company”), an indirect wholly-owned subsidiary of Cedar Fair, L.P., entered into a definitive agreement and sold the land at its California’s Great America park in Santa Clara, California (the “Park”), to Prologis, L.P., a Delaware limited partnership (“Prologis”), pursuant to a Contract for Sale between the Company and Prologis (the “Contract for Sale”). Pursuant to the Contract for Sale, Prologis paid the Company $310 million, subject to customary prorations. The Contract for Sale contains customary representations, warranties and covenants.

On June 27, 2022, and as a condition to the sale of the Park, the Company entered into a lease with Prologis pursuant to which Cedar Fair, L.P., through its subsidiaries will continue to operate the Park. The lease has a six-year term, and the Company has the option to extend the term for an additional five years. The lease is subject to a right in favor of Prologis to terminate the lease early by providing at least two years’ prior notice. The annual base rent under the lease is $12,247,500 and will increase by 2.5% each year.

The above description of the Contract for Sale and the sale of the land at the Park does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Contract for Sale, which is filed as Exhibit 10.1 hereto and incorporated by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 “Entry into a Material Definitive Agreement” is incorporated by reference into this Item 2.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit (10.1)	Contract of Sale, dated June 27, 2022, entered into by and between California’s Great America, LLC and Prologis, L.P.

Exhibit (104)	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEDAR FAIR, L.P.
By: Cedar Fair Management, Inc., General Partner

Date: June 27, 2022	By:	/s/ Brian C. Witherow
Brian C. Witherow
Executive Vice President and
Chief Financial Officer